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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  November 24, 1997


                         Commission File Number 0-19117


                      IMMULOGIC PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                                 13-3397957
   -------------------------------          ------------------------------------
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

    610 Lincoln Street, Waltham, MA                       02154
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (781) 466-6000









                                Page 1 of 6 Pages
                           Exhibit Index is on Page 4


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ITEM 5.  OTHER EVENTS.


  On November 24, 1997, ImmuLogic Pharmaceutical Corporation (the "Registrant") issued a press release entitled "IMMULOGIC RESTRUCTURES OPERATIONS, ALLERVAX(R) Clinical Program on Hold", a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.













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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           IMMULOGIC PHARMACEUTICAL CORPORATION
                                           ------------------------------------
                                                       (Registrant)




Date:  11/25/97                            /s/ J. Richard Crowley
      -----------                          -------------------------------------
                                           J. Richard Crowley
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)






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                                 EXHIBIT INDEX

      Exhibit                                                    Page No.
      -------                                                    --------

      99.1           Press Release entitled "IMMULOGIC
                     RESTRUCTURES OPERATIONS, ALLERVAX(R)
                     Clinical Program on Hold",
                     dated November 24, 1997                         5









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